PG&E Corporation
Investor Meetings
July 10 - 11, 2008

This presentation contains forward-looking statements regarding management’s guidance for PG&E Corporation’s 2008 and 2009 earnings per share from operations, targeted compound average growth rate for earnings per share from operations over the 2007-2011 outlook period, as well as management’s projections regarding
Pacific Gas and Electric Company’s (Utility) capital expenditures, rate base and rate base growth. These statements are based on current expectations which management believes are reasonable including that the Utility’s rate base averages $18.2 billion in 2008 and $20.3 billion in 2009, that the Utility earns at least its authorized rate of return on equity, that the Utility’s ratemaking capital structure is maintained at 52 percent equity, and that the Utility is successful in implementing its initiatives to become more efficient and reduce costs. Actual results may differ materially. Factors that could cause actual results to differ materially include:
 ▪ the Utility’s ability to manage capital expenditures and operating costs within authorized levels and recover costs through rates in a timely manner;
 ▪ the outcome of regulatory proceedings, including pending and future ratemaking proceedings at the California Public Utilities Commission (CPUC) and
 the Federal Energy Regulatory Commission;
 ▪ the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;
 ▪ the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;
 ▪ the potential impacts of climate change on the Utility’s electricity and natural gas business;
 ▪ changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology including the development of alternative energy sources, or other reasons;
 ▪ operating performance of the Utility’s Diablo Canyon nuclear generating facilities (Diablo Canyon), the occurrence of unplanned outages at Diablo
 Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;
 ▪ whether the Utility is able to maintain the cost efficiencies it has recognized from the completed initiatives to improve its business processes and customer service, and identify and successfully implement additional cost saving measures;
 ▪ whether the Utility incurs substantial unanticipated expense to improve the safety and reliability of its electric and natural gas systems;
 ▪ whether the Utility is able to achieve the CPUC’s energy efficiency targets and timely recognize any incentives the Utility may earn;
 ▪ the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
 ▪ the impact of changing wholesale electric or gas market rules, including the California Independent System Operator’s new rules to restructure the
 California wholesale electricity market;
 ▪ how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
 ▪ the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from third parties, or through insurance recoveries;
 ▪ the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit in a timely manner on favorable terms;
 ▪ the impact of environmental laws and regulations and the costs of compliance and remediation;
 ▪ the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;
 ▪ the impact of changes in federal or state tax laws, policies or regulations; and
 ▪ other risks and factors disclosed in PG&E Corporation’s and the Utility’s 2007 Annual Report on Form 10-K and other reports filed with the SEC.
Cautionary Language Regarding
Forward-Looking Statements

Discussion Outline
▪ Overview
▪ Financial Update
▪ Operational Update

 8% CAGR in EPS
PCG: Investment Case
▪ PCG offers competitive growth in a constructive
 regulatory environment with an attractive valuation:

 ▪ $13 billion planned CapEx 2008-2011
 ▪ 85% of CapEx approved
 ▪ 11.45% weighted ROE on 52% equity
 ▪ High-performing, low-carbon generation
 ▪ Decoupled revenues
 ▪ Sustainable dividend, growing in-line with EPS

PG&E SERVICE AREA
 IN CALIFORNIA
Pacific Gas and Electric (PG&E)
▪ Provides energy to nearly 1 in 20 people in
 the U.S.
▪ 70,000 square-mile service territory
▪ Four main operational units:
 ▪ Electric and gas distribution
 ▪ Electric transmission
 ▪ Gas transmission
 ▪ Electric generation
▪ Forward test-year general rate case with
 inflation increases
▪ CPUC jurisdictional revenues decoupled
 from sales
▪ Pass-through of electric and gas
 procurement costs

6%
Base
5%
Public
Purpose
35%
Base
54%
Electric and gas supply
2007 total revenue protected from sales fluctuations = 94%
Revenue not protected from sales fluctuations
Effect of Decoupling on Revenues

(1) Authorized revenues = operating costs + (rate of return ☒ rate base)
 Rate base = net plant ± adjustments to approximate invested capital
Business Scope
 ▪ Retail electricity and natural gas distribution service (construction, operations and maintenance)
 ▪ Customer services (call centers, meter reading, billing)
 ▪ 5.1 million electric and 4.3 million gas customer accounts

Primary Assets
▪ $11.0 billion of rate base (2007 wtd. avg.)
Regulation
▪ California state regulation (CPUC) ▪ Cost of service ratemaking (1)
Electric And Gas Distribution

Midway
Los Banos
Moss Landing
Diablo Canyon
Gates
Dixon
Malin
Round Mt
Tesia
Vaca
Business Scope
▪ Wholesale electric transmission services (construction, maintenance) ▪ Operation by CA Independent System Operator
Primary Assets
▪ $2.6 billion of rate base (2007 wtd. avg.)
Regulation
▪ Federal Regulation (FERC) ▪ Cost of Service Ratemaking ▪ Revenues vary with system load
Electric Transmission

Business Scope
▪ Natural gas transportation, storage, parking and lending services ▪ Customers: PG&E natural gas distribution and electric generation businesses, industrial customers, California electric generators
Primary Assets
▪ $1.5 billion of rate base (2007 wtd. avg.)
Regulation
▪ California state regulation (CPUC) ▪ Incentive ratemaking framework (“Gas Accord”) ▪ Revenues vary with throughput
Natural Gas Transmission

Business Scope
▪ Electricity and ancillary services from owned and controlled resources ▪ Energy procurement program
Primary Assets
 ▪ $1.7 billion of rate base (2007 wtd. avg.)
 ▪ Diablo Canyon nuclear power plant (2,240 MW)
 ▪ Largest privately owned hydro system (3,896 MW)
 ▪ Funded nuclear plant decommissioning trusts of $1.8 billion

Regulation
▪ Cost of service ratemaking for utility-owned generation ▪ Pass through of power procurement costs
Electric Procurement & Owned Generation

Our Vision and Values

OUR VISION	The leading utility in the United States
OUR GOALS	Delighted Customers Energized Employees Rewarded Shareholders
OUR STRATEGIES	Operational Excellence Transformation
OUR VALUES	• We act with integrity and communicate honestly and openly • We are passionate about meeting our customers' needs and delivering for our shareholders • We are accountable for all of our own actions: these include safety, protecting the environment, and supporting our communities • We work together as a team and are committed to excellence and innovation • We respect each other and celebrate our diversity

PG&E Vision

2008 Business Priorities
▪ Deliver on Financial Objectives
▪ Focus on Customer Service and Satisfaction
▪ Identify and Capture Operating Efficiencies
▪ Ensure Workforce Readiness and Alignment
▪ Improve System Reliability

Delivering on Financial Objectives
▪ Invest in needed infrastructure
▪ Ensure adequate liquidity
▪ Meet EPS targets
▪ Generate strong cash flow

$3.60
$3.20
$2.80
$2.40
$2.00
2007
2008 Estimated
2009 Estimated
Guidance Range

EPS from Operations*
* Reg G reconciliation to GAAP for 2007 EPS from Operations, and 2008 and 2009 EPS Guidance available in Appendix and at
 www.pgecorp.com
Confirming EPS Guidance
▪ EPS from Operations Guidance:

 ▪ 2008 guidance of $2.90-$3.00 per share
 ▪ 2009 guidance of $3.15-$3.25 per share
 ▪ 8% targeted CAGR 2007-2011

Achieving 8% Growth Target

Componentsof CompoundAverage Growth Rate 2007-2011

Other Drivers
(0% to +1%)
Efficiency Savings
CEE Incentives
Holding Company
Leverage
2011

2007
Base
Forecast
Rate Base
Growth
(+9% to 10%)
Add’l CapEx
(+1 to 3%)
New Shares
(-3% to- 5%)
$2.70-
$2.80
8% CAGR
2007- 2011
8%
10%
6%
2007
Guidance {
Range
% CAGR
2007-2011

$ MM
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
Common Plant
$260
$230
$200
$250
SmartMeter Program
$260
$330
$260
$220
Gas Transmission
$230
$200
$175
$200
Electric Transmission
$550
$580
$660
$750
Generation
$1,100
$750
$530
$260
Distribution
$1,300
$1,200
$1,200
$1,350
2008
2009
2010
2011
Projects not included in forecasts include: SmartMeterTM Upgrade, Cornerstone Improvement
Program, additional generation and gas pipeline investments, and BC Transmission
$3.7 B
$3.3 B
$3.0 B
$3.0 B
Capital Expenditure Outlook

* Projected 2008-2011 rate base is not adjusted for the impact of the carrying cost credit that primarily results from the second series of the Energy
 Recovery Bonds. Earnings will be reduced by an amount equal to the deferred tax balance associated with the Energy Recovery Bonds regulatory asset, multiplied by the Utility's equity ratio and by its equity return. This rate base offset carrying cost declines to zero when the taxes are fully paid in 2012.
Weighted Average Annual Rate Base*
Prior Vs. Current Forecast
$18.3
$20.4
$22.1
$23.9
0.0
5.0
10.0
15.0
20.0
25.0
30.0
2008
2009
2010
2011
$ B
Rate Base Growth

Additional CapEx
Proposed Projects Above 2008-2011 Base CapEx Forecast
▪ SmartMeterTM  Program Upgrade
 ▪ $460 MM capital total/ $300 MM capital 2008-2011
 ▪ Approval expected by year-end 2008
▪ Cornerstone Improvement Program (Enhanced Reliability Investment)
 ▪ $800 MM capital 2008-2011
 ▪ $1.5 B capital investment beyond 2011
 ▪ CPUC action requested by 1/1/2009
▪ BC Transmission
 ▪ Recovery of development costs approved by FERC
 ▪ Working on multi-utility partnership for development of the project
 ▪ $5+ B potential, with PG&E’s share at 1/3 to 1/2
▪ New Generation
 ▪ Prior RFO shortfalls
 ▪ RFO for 2006-2016 period issued April 2008 for 800 - 1200 MW
 ▪ Renewable investment opportunities
▪ Pacific Connector LNG Pipeline
 ▪ ~$50 MM capital 2008-2011
 ▪ FERC approval expected by year end

GE Watthour Meter
Rr 13 8/9
CL 200 240 V 3 W FM 2S TA 30
PG&E 5P1962
26 796 235
Kh
7.2

*  2008 to 2011 estimates are based on forecasted construction schedules and additional contracted resources
Year-end 2008 target: 1.3 million meters installed
 2007 2008  2009  2010 2011  2012
1st meter
installed
11/06
Billing IT infrastructure
live 2Q 2007
Live AMI billing
12/07
SmartMeterTM
Upgrade Filing
12/07
Demand Response
Interval Billing Live
05/08
Upgrade technology
installation 4Q 08
Deployment (incl.upgrade)
complete 1Q 2012
SmartMeterTM Program Progress
▪ > 550,000 meters installed
▪ 270,000 meters being read electronically
▪ CPUC decision on SmartMeterTM Upgrade expected by 12/08

Cornerstone Improvement Program
▪ Proposed $2.3 B/ 6-yr. System Upgrade

 ▪ Key to electric distribution system reliability
 improvements

 ▪ Supporting distribution automation

 ▪ Preparing for the grid of the future

Current-state	Performance Value
Multi-year operating plan	▪ Rigorous comprehensive process ▪ Both tactical and strategic view
Business Reviews	▪ Real-time decisions ▪ Sr. management dialogue and engagement
Project governance	▪ Holistic approach ▪ Multi-functional business case reviews, approvals and follow up
Efficiency Fund	▪ Current year funds invested for future year benefits
All current-state processes include integrated analysis with disciplined tracking and follow up to minimize surprises and ensure planned results
Improved Operational Planning

▪ Strategic Sourcing
 ▪ IT, Telecom, and consulting ($1.4 B in annual spend)
 ▪ Contract extensions ($1.2 B in annual spend)
▪ Labor Productivity
 ▪ Timekeeping and reporting process
▪ Asset Management
 ▪ Fleet Management ($200 M in annual spend)
 ▪ Real Estate Optimization ($100 M in annual spend)
 ▪ Inventory Management ($150 M in asset value)
 ▪ Cash Cycle Management ($50 M in annual spend)
Identifying Operational Efficiencies

Energy Efficiency Incentives
▪ Guidance assumes:
 ▪ $90 - $130 MM in Energy Efficiency Incentives 2008-2011
 ▪ 2 years in 2008, 1 year in 2009, hold-back in 2010, 2 years in
 2011
▪ 2006-2008 Program effectiveness phase (“net-to-gross
 issues”) to be finalized by CPUC summer 2008
▪ Program goals for 2009-2011 to be finalized second half of
 2008

2007	2008			2009			2010			2011		
	Actual	Low		High	Low		High	Low		High	Low		High
Cash from operations*	1,953	3,225	to	3,125	2,275	to	2,175	2,400	to	2,250	2,825	to	2,675
Capital Expenditures	(2,768)	(3,650)	to	(3,750)	(3,275)	to	(3,375)	(2,975)	to	(3,125)	(2,975)	to	(3,125)
Change in Debt and Preferred Stock	911	825	to	975	1,350	to	1,450	625	to	775	750	to	900
Equity free cash flow	96	400	to	350	350	to	250	50	to	(100)	600	to	450
Less: Corporate common stock dividends paid	(496)	(525)	to	(550)	(575)	to	(625)	(650)	to	(700)	(750)	to	(800)
Net Utility Equity Requirements	(400)	(125)	to	(200)	(225)	to	(375)	(600)	to	(800)	(150)	to	(350)

Financing Needs 2008-2011 (in $MM)
* Excludes cash from Energy Recovery Bond and Rate Recovery Bond revenues
Cash Flow and Equity Needs

$ per Share
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
2005
2006
2007
Dividends per Common Share
EPS from Operations*
$2.34
$2.57
$2.78
$1.23
$1.32
$1.44
Dividend Policy
▪ Dividend Policy Objectives:
 ▪ Flexibility
 ▪ Sustainability
 ▪ Comparability
▪ Target payout ratio range of
 50% - 70%

▪ Growth balanced with funding
 for additional
 investment opportunities

Financial Assumptions 2008-2011
▪ Capital expenditure base forecast reflects projects that
 are highly likely or already approved
▪ CPUC authorized ROE is 11.35% and Utility earns at
 least 12% at FERC on projected rate base
▪ Ratemaking capital structure maintained at 52% equity
▪ Additional capital expenditures, CEE incentives, and
 operational efficiencies consistent with earnings targets
▪ Resolution of FERC generator claims in 2009-2011
 results in financing needs

Key Financial Takeaways
▪ Delivering on Near-term EPS Guidance and 8%
 CAGR
▪ Investing in Attractive Rate Base Opportunities
▪ Utilizing Operating Efficiencies, Incentive Earnings
 and Leverage Effectively
▪ Delivering Strong Cash Flow and Liquidity
▪ Sustaining a Comparable Dividend

Notes

Agricultural
Electric Customers
(86,179 GWh delivered)
Gas Customers
(869 Bcf delivered)
Industrial
69%
Commercial
8%
Residential
23%
Industrial
18%
Commercial
40%
Residential
36%
Agricultural
& Other
6%
2007 Customer Profiles - % by Sales

Electric Customers
Gas Customers
Note: * Residential data released in July (Electric) and September (Gas); Business data released in February (Electric) and March (Gas)
Bottom
Quartile
3rd
Quartile
2nd
Quartile
Top
Quartile
Residential*
Overall Customer
Satisfaction Index
2006
2007
2006
2007
Bottom
Quartile
3rd
Quartile
2nd
Quartile
Top
Quartile
Business
Overall Customer
Satisfaction Index
2006
2007
2006
2007
2008
2008
Rank:
2/55
Rank:
51/76
Rank:
43/76
Rank:
5/56
Rank:
20/56
Rank:
46/51
Rank:
4/38
Rank:
11/37
Rank:
2/40
Rank:
11/56
J.D. Power
Customer Satisfaction Performance

Preferred Loading Order
▪ PG&E’s resource investment strategy is aligned with
California’s Energy Action Plans:
 ▪ Energy Efficiency
 ▪ Demand Response
 ▪ Renewable Resources
 ▪ Distributed Generation
 ▪ Conventional Resources

Projected Energy Load Growth Met By Demand-Side Resources, 2007–2016

PG&E expects that more than half of the anticipated growth in electric energy demand will be mitigated through energy efficiency and distributed generation, such as customer-owned solar.

Renewable resources, clean and efficient fossil-fuel generation, and additional market purchases.
Energy Efficiency meets 53% of expected load growth.
Distributed Generation meets 4% of expected growth.
0%
20%
40%
60%
80%
100%

This chart shows the projected growth in energy load in PG&E's service area between 2007 and 2016. Projections are based on the California Energy Commission's revised electric demand forecast (November 2007).

Innovative EE and DR programs

The Best Year Ever in Energy Efficiency Innovation
2007 Energy Efficiency Successes
▪ PG&E set a personal best in terms of the highest gross savings we’ve ever achieved
▪ Prevented more than 1 million tons of CO2 emissions
 ▪ Equivalent to taking 150,000 cars off the road for one year
 ▪ Saved enough energy to power 225,000 homes for one year
 ▪ Saved enough natural gas to heat 50,000 homes for one year
▪ Delivered more than $500 million in societal net benefits to PG&E customers
▪ Received over 30 national awards and recognitions for 2007 programs - the most for any year in our 31 years of doing energy efficiency

 ▪ ENERGY STAR® Partner of the Year
 ▪ ENERGY STAR®  HOMES Outstanding Achievement Award
 ▪ 12 programs recognized as Exemplary by American Council for an Energy-Efficient Economy
 (ACEEE)

Today
Near-Term
Future
• Home Area
 Network Energy
 Management
• PHEV
 SmartCharge™
• Vehicle to Grid
• Distributed storage
 and generation
• SmartMeters™
• Electric Field Vehicles
Innovating for the Future:
Smart Energy Web

Year Signed	Project	Max GWh/yr	Technology
2006	Military Pass Rd.	840	Geothermal
2006	HFI Silvan	142	Biomass
2006	Liberty Biofuels	70	Biofuels
2006	Bottle Rock USRG	385	Geothermal
2006	IAE Truckhaven	366	Geothermal
2006	Global Common - Chowchilla	72	2006
2006	Global Common - El Nido	72	Biomass
2006	Newberry	840	Geothermal
2006	Calpine Geysers	922	Geothermal
2006	Tunnel Hydro	2.1	Hydro
2006	Buckeye Hydro	1.4	Hydro
2006	Eden Vale Dairy	1.3	Biogas
2006	Microgy	TBD	Biogas
2006	Bio_Energy LLC	TBD	Biogas
2006	Palco	36	Biomass
Year Signed	Project	Max GWh/yr	Technology
2007	Solel	1388	Solar Thermal
2007	PPM-Klondike	265	Wind
2007	CalRenew	9	PV
2007	Green Volts	5	PV
2007	enXco	509	Wind
2007	Ausra	388	Solar Thermal
2007	White Creek	148	Wind
2007	Finavera Renewables	4	Wave
2008	BrightSource	1230	Solar Thermal
2008	San Joaquin Solar	700	Solar Thermal- Biofuel Hybrid
Over 21% of Projected 2010 Load Currently Signed
Renewable Contracts Signed

▪ Steam Generator Replacement
 ▪ $700 MM approved capital investment
▪ Unit 2 replacement completed in 69 days
▪ Unit 1 replacement scheduled for early 2009
Diablo Steam Generator Replacement

Gateway Generating Station
▪ More than 50% complete
▪ >1,000,000 hours with no injury
▪ On budget, on time
▪ Begins operations 1Q 2009

Colusa
657 MW/$670 MM
Gateway
530 MW/ $370 MM
Humboldt
163 MW/ $240 MM
New Generation: Colusa & Humboldt
▪ Project Status:
 ▪ Colusa: CEC permits received;
 construction imminent
 ▪ Humboldt: Slight delays in
 permitting, construction
 expected to begin by end of year
▪ Strategy for execution mirrors
 successes at Gateway
▪ Experienced project teams in
 place

Renewable RFO
▪ PG&E issued its annual Renewable RFO in March 2008 ▪ Objective to sign an additional 1-2% ▪ Offers received by June, followed by CPUC review
Long-Term Plan 2006 Cycle
 ▪ PG&E issued its RFO in April, 2008
 ▪ PG&E was authorized to procure 800-1200 MW of operationally flexible resources by 2015
 ▪ Offers are due by the end of July, followed by CPUC review
 ▪ The amount will include any projects that have failed to materialize from the 2004 RFO

2008 Request for Offer Process

New Build Energy Procurement Cost ($/MWh)
0
20

60
80
100
120
140
160
Combined Cycle
Energy Efficiency
Wind
Geothermal
Biomass
Solar & Emerging
Comparative Energy Procurement
Costs

2008 Compensation metrics	Percentage weight
Delivering on EPS Goals (Measurement of earnings from ongoing core operations)	40%
Brand Health Index (Composite of customer surveys and marketing research)	20%
Reliable Energy Delivery (Composite of various reliability metrics)	20%
Employee Engagement Survey (Measurement of employee engagement at PG&E)	10%
Safety Performance (Measurement of occupational injury or illness based on OSHA Recordables)	10%
Compensation Aligned with Business Focus
Measuring Our Performance

Notes

Appendix
Investor Meetings
July 10-11, 2008

Cumulative four-year totals (pre-tax earnings in $MM)
Need identified in December 2007 (2008-2011)	$335- $575
Potential sources identified in December 2007 to fill need:
▪ Additional Rate Base Investment	$125- $175
▪ CEE Program Incentives	$100- $200
▪ Operational Efficiencies	$110- $200 $335- $575
Total Need

Items now identified, implemented, completed or included in operating plans:
▪ CEE Program Incentives	$90- $130
▪ Operational Changes and Efficiencies	$100- $140
Total items identified, implemented, completed or included in operating plans	$190- $270

Remaining four-year need (2008-2011)	$145- $305

Opportunities identified but not yet implemented to fill remaining need:
▪ Additional Rate Base Investment	$200- $250
▪ Operational Efficiencies	$50- $110
Total opportunities identified but not yet implemented to fill remaining need	$250- $360
Earnings Drivers Reconciliation

Operational Changes and Efficiencies in
Current Operating Plan
+ Economic Stimulus Act of 2008
+ Resolution of outstanding tax audits
+ Settlement of outstanding generator claims
- Delay in electric transmission project (C3ET)
+ Workforce reductions
+ Strategic sourcing
+ Cash cycle management
+ Inventory management
+ Fleet management
+ Real estate optimization

* Estimated carrying cost credits include only the equity portion and assume a utility equity ratio of 52% and ROE at 11.35%.
($MM)	2008	2009	2010	2011	2012
Energy Recovery Bond Average Deferred Tax Balance	$683	$542	$396	$243	$82
Estimated After-tax Carrying Cost Credit*	$(40)	$(32)	$(23)	$(14)	$(5)
Estimated Average Deferred Tax Balances and
Carrying Cost Credit Impacts ($MM)
Carrying Cost Credit Impacts

($MM)	2008	2009	2010	2011	2012
Annual ERB Amortization	$354	$369	$386	$404	$423
End-of-year ERB balance	$1,582	$1,213	$827	$423	$-
ERB Amortization Schedule

* Metrics include debt equivalents for long-term power purchase contracts
Current Ratings
▪ Utility Corporate Credit/Issuer: BBB+ (S&P) and A3 (Moody’s) ▪ Utility Senior unsecured debt: BBB+ (S&P) and A3 (Moody’s)

Average Utility Metrics (2008-2011)*
▪ S&P Business Profile Rating: 5 ▪ Total Debt to capitalization (EOY): 55% ▪ Funds from Operations Cash Interest Coverage: 5.20x ▪ Funds from Operations to Average Total Debt: 22%
Credit Profile

* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
EPS on an Earnings from Operations Basis	$2.78
Items Impacting Comparability	0.00
EPS on a GAAP Basis	$2.78
2007
2007 EPS - Reg G Reconciliation

2008
	Low	High
EPS Guidance on an Earnings from Operations Basis* Estimated Items Impacting Comparability EPS Guidance on a GAAP Basis	$2.90 0.00 $2.90	$3.00 0.00 $3.00

2009
	Low	High
EPS Guidance on an Earnings from Operations Basis* Estimated Items Impacting Comparability EPS Guidance on a GAAP Basis	$3.15 0.00 $3.15	$3.25 0.00 $3.25
* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

Guidance Range
Guidance Range
EPS Guidance -Reg G Reconciliation